                                                                     EXHIBIT 3.2

                             CERTIFICATION REGARDING

                          AMENDMENT TO RESTATED BYLAWS

                                       OF

                         CATALINA MARKETING CORPORATION


           The undersigned hereby certifies that the Restated Bylaws of Catalina Marketing Corporation (the "Corporation") were amended by action of the Board of Directors of the Corporation at a meeting duly called and held on November 18, 2003, as follows:

           The first sentence of Section 8.03 of the Bylaws of the Corporation was amended to read in its entirety as follows:

                     Except as otherwise prohibited by law, the Corporation may lend money to, or guarantee any obligation of, and otherwise assist any officer or other employee of the Corporation or of its subsidiaries, including any officer who is a director, whenever, in the judgment of the Board, such loan, guaranty or assistance may reasonably be expected to benefit the Corporation.




Executed by the Secretary of the Corporation as of November 21, 2003.



/s/ Barry A. Brooks
-------------------------------
Barry A. Brooks, Secretary

                             CERTIFICATION REGARDING

                          AMENDMENT TO RESTATED BYLAWS

                                       OF

                         CATALINA MARKETING CORPORATION


           The undersigned hereby certifies that the Restated Bylaws of Catalina Marketing Corporation (the "Corporation") were amended by action of the Board of Directors of the Corporation at a meeting duly called and held on November 1, 2003, as follows:

           The second sentence of Section 3.02 of the Restated Bylaws was amended to read in its entirety as follows:

                     "Until changed by an amendment to this Section 3.02, the authorized number of directors of the Corporation shall be seven (7)."


Executed by the Secretary of the Corporation as of November 3, 2003.



/s/ Barry A. Brooks
-------------------------------
Barry A. Brooks, Secretary

                             CERTIFICATION REGARDING

                          AMENDMENT TO RESTATED BYLAWS

                                       OF

                         CATALINA MARKETING CORPORATION


           The undersigned hereby certifies that the Restated Bylaws of Catalina Marketing Corporation (the "Corporation") were amended by action of the Board of Directors of the Corporation at a meeting duly called and held on October 24, 2002, as follows:

           The second sentence of Section 3.02 of the Restated Bylaws was amended to read in its entirety as follows:

                     "Until changed by an amendment to this Section 3.02, the authorized number of directors of the Corporation shall be eight (8)."


Executed by the Secretary of the Corporation as of October 25, 2002.



/s/ Barry A. Brooks
-------------------------------
Barry A. Brooks, Secretary

                                 RESTATED BYLAWS

                                       of

                         CATALINA MARKETING CORPORATION

                                TABLE OF CONTENTS

                                                                                                   Page



Article I - OFFICES..................................................................................1

     Section 1.01    REGISTERED OFFICE...............................................................1
     Section 1.02    PRINCIPAL OFFICE................................................................1
     Section 1.03    OTHER OFFICES...................................................................1

Article II - MEETINGS OF STOCKHOLDERS................................................................1

     Section 2.01    ANNUAL MEETINGS.................................................................1
     Section 2.02    SPECIAL MEETINGS................................................................1
     Section 2.03    PLACE OF MEETINGS...............................................................2
     Section 2.04    NOTICE OF MEETINGS..............................................................2
     Section 2.05    QUORUM..........................................................................3
     Section 2.06    VOTING..........................................................................3
     Section 2.07    LIST OF STOCKHOLDERS............................................................5
     Section 2.08    INSPECTOR OF ELECTION...........................................................5
     Section 2.09    ADVANCE NOTICE OF STOCKHOLDER PROPOSALS BEFORE ANY MEETING OF STOCKHOLDERS......6
     Section 2.10    FIXING DATE FOR DETERMINATION OF STOCKHOLDERS OF RECORD.........................7

Article III - BOARD OF DIRECTORS.....................................................................7

     Section 3.01    GENERAL POWERS..................................................................7
     Section 3.02    NUMBER AND TERM.................................................................8
     Section 3.03    ELECTION OF DIRECTORS...........................................................8
     Section 3.04    RESIGNATION AND REMOVAL.........................................................9
     Section 3.05    VACANCIES......................................................................10
     Section 3.06    PLACE OF MEETING; TELEPHONE CONFERENCE MEETING.................................10
     Section 3.07    FIRST MEETING..................................................................11
     Section 3.08    REGULAR MEETINGS...............................................................11
     Section 3.09    SPECIAL MEETINGS...............................................................11
     Section 3.10    QUORUM AND ACTION..............................................................11
     Section 3.11    ACTION BY CONSENT..............................................................12
     Section 3.12    COMPENSATION...................................................................12
     Section 3.13    COMMITTEES.....................................................................12
     Section 3.14    OFFICERS OF THE BOARD..........................................................13

                                                                                                   Page



Article IV - OFFICERS...............................................................................13

     Section 4.01    OFFICERS.......................................................................13
     Section 4.02    ELECTION AND TERM..............................................................14
     Section 4.03    SUBORDINATE OFFICERS...........................................................14
     Section 4.04    REMOVAL AND RESIGNATION........................................................14
     Section 4.05    VACANCIES......................................................................14
     Section 4.06    CHIEF EXECUTIVE OFFICER........................................................14
     Section 4.07    PRESIDENT......................................................................15
     Section 4.08    VICE PRESIDENT.................................................................15
     Section 4.09    SECRETARY......................................................................15
     Section 4.10    CHIEF FINANCIAL OFFICER........................................................16

Article V - CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC...........................................17

     Section 5.01    EXECUTION OF CONTRACTS.........................................................17
     Section 5.02    CHECKS, DRAFTS, ETC............................................................17
     Section 5.03    DEPOSIT........................................................................17
     Section 5.04    GENERAL AND SPECIAL BANK ACCOUNTS..............................................18

Article VI - SHARES AND THEIR TRANSFER..............................................................18

     Section 6.01    CERTIFICATES FOR STOCK.........................................................18
     Section 6.02    TRANSFER OF STOCK..............................................................19
     Section 6.03    REGULATIONS....................................................................19
     Section 6.04    LOST, STOLEN, DESTROYED AND MUTILATED CERTIFICATES.............................19
     Section 6.05    REPRESENTATION OF SHARES OF OTHER CORPORATIONS.................................19

Article VII - INDEMNIFICATION.......................................................................20

     Section 7.01    ACTIONS OTHER THAN BY OR IN THE RIGHT OF THE CORPORATION.......................20
     Section 7.02    ACTIONS BY OR IN THE RIGHT OF THE CORPORATION..................................20
     Section 7.03    DETERMINATION OF RIGHT OF INDEMNIFICATION......................................21
     Section 7.04    INDEMNIFICATION AGAINST EXPENSES OF SUCCESSFUL PARTY...........................21
     Section 7.05    ADVANCE OF EXPENSES............................................................22
     Section 7.06    OTHER RIGHTS AND REMEDIES......................................................22
     Section 7.07    INSURANCE......................................................................22
     Section 7.08    CONSTITUENT CORPORATIONS.......................................................22
     Section 7.09    EMPLOYEE BENEFIT PLANS.........................................................23

                                                                                                   Page



     Section 7.10    BROADEST LAWFUL INDEMNIFICATION................................................23
     Section 7.11    TERM...........................................................................25
     Section 7.12    SEVERABILITY...................................................................25
     Section 7.13    AMENDMENTS.....................................................................25

Article VIII - MISCELLANEOUS........................................................................26

     Section 8.01    SEAL...........................................................................26
     Section 8.02    WAIVER OF NOTICES..............................................................26
     Section 8.03    LOANS AND GUARANTIES...........................................................26
     Section 8.04    GENDER.........................................................................26
     Section 8.05    AMENDMENTS.....................................................................27

                                 RESTATED BYLAWS

                                       OF

                         CATALINA MARKETING CORPORATION
                             A DELAWARE CORPORATION


                                   ARTICLE I

                                     OFFICES

        Section 1.01 REGISTERED OFFICE. The registered office of Catalina Marketing Incorporated (hereinafter referred to as the "Corporation") shall be at such place in the State of Delaware as shall be designated by the Board of Directors (hereinafter referred to as the "Board").

        Section 1.02 PRINCIPAL OFFICE. The principal office for the transaction of the business of the Corporation shall be at such location, within or without the State of Delaware, as shall be designated by the Board.

        Section 1.03 OTHER OFFICES. The Corporation may also have an office or offices at such other place or places, either within or without the State of Delaware, as the Board may from time to time determine or as the business of the Corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

        Section 2.01 ANNUAL MEETINGS. Annual meetings of the stockholders of the Corporation for the purpose of electing directors and for the transaction of such other proper business as may come before such meetings may be held at such time, date and place as the Board shall determine by resolution.

        Section 2.02 SPECIAL MEETINGS. Except as otherwise required by law and subject to any provision fixed by, or pursuant to, the Certificate of Incorporation of the Corporation, special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time by the Board of Directors pursuant to a resolution approved by a majority of the entire Board of Directors, or by the Chairman of the Board of Directors or the President of the Corporation or by a committee of the Board of Directors (duly authorized and empowered by the Board of Directors to call such meetings), but such special meetings shall not be called by any other person or persons.

        Section 2.03 PLACE OF MEETINGS. All meetings of the stockholders shall be held at such places, within or without the State of Delaware, as may from time to time be designated by the person or persons calling the respective meetings and specified in the respective notices or waivers of notice thereof.

        Section 2.04 NOTICE OF MEETINGS. Except as otherwise required by law, notice of each meeting of the stockholders, whether annual or special, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder of record entitled to vote at such meeting by delivering a typewritten or printed notice thereof to such stockholder personally, or by depositing such notice in the United States mail, in a postage prepaid envelope, directed to such stockholder at the address furnished by such stockholder to the Secretary of the Corporation for such purpose or, if such stockholder shall not have furnished to the Secretary such stockholder's address for such purpose, then at such stockholder's address last known to the Secretary, or by transmitting a notice thereof to such stockholder at such address by telegraph, cable or wireless. Except as otherwise expressly required by law, no publication of any notice of a meeting of the stockholders shall be required. Every notice of a meeting of the stockholders shall state the place, date and hour of the meeting, and, in the case of a special meeting shall also state the purpose or purposes for which the meeting is called. Except as otherwise expressly required by law, notice of any adjourned meeting of the stockholders need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken.

        Whenever notice is required to be given to any stockholder to whom (i) notice of two consecutive annual meetings, and all notices of meetings to such person during the period between such two consecutive annual meetings, or (ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities during a twelve month period, have been mailed addressed to such person at such person's address as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such person shall not be required. Any action or meeting which shall have been taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any such person shall deliver to the Corporation a written notice setting forth such person's then current address, the requirement that notice be given to such person shall be reinstated.

        No notice need be given to any person with whom communication is unlawful, nor shall there be any duty to apply to any governmental authority or agency for any permit or license to give notice to any such person.

        Section 2.05 QUORUM. Except as provided by law or by the Certificate of Incorporation, the holders of record of a majority in voting interest of the shares of stock of the Corporation entitled to be voted, present in person or by proxy, shall constitute a quorum for the transaction of business at any meeting of the stockholders of the Corporation or any adjournment thereof. The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. In the absence of a quorum at any meeting or any adjournment thereof, a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat or, in the absence therefrom of all the stockholders, any officer entitled to preside at or to act as secretary of such meeting may adjourn such meeting from time to time. At any such adjourned meeting at which a quorum is present any business may be transacted which might have been transacted at the meeting as originally called.

        Section 2.06 VOTING.

              (a) At each meeting of the stockholders, each stockholder shall be entitled to vote in person or by proxy each share or fractional share of the stock of the Corporation which has voting rights on the matter in question and which shall have been held by such stockholder and registered in such stockholder name on the books of the Corporation:

                     (i) on the date fixed pursuant to Section 2.10 of these Bylaws as the record date for the determination of stockholders entitled to notice of and to vote at such meeting, or

                     (ii) if no such record date shall have been so fixed, then
(A) at the close of business on the day next preceding the day on which notice of the meeting shall be given or (B) if notice of the meeting shall be waived, at the close of business on the day next preceding the day on which the meeting shall be held.

              (b) Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors in such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes. Persons holding stock of the Corporation in a fiduciary capacity shall be entitled to vote such stock. Persons whose stock is pledged shall be entitled to vote, unless in the transfer by the pledgor on the books of the Corporation such stockholder shall have expressly empowered the pledgee to vote thereon, in which case only the pledgee, or his proxy, may represent such stock and vote thereon. Stock having voting power standing of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or with respect to which two or more persons have the same fiduciary relationship, shall be voted in accordance with the provisions of the General Corporation Law of the State of Delaware (the "GCL").

              (c) Any such voting rights may be exercised by the stockholder entitled thereto in person or by such stockholder's proxy appointed by an instrument in writing, subscribed by such stockholder or by such stockholder's attorney thereunto authorized and delivered to the secretary of the meeting; provided, however, that no proxy shall be voted or acted upon after three years from its date unless said proxy shall provide for a longer period. The attendance at any meeting of a stockholder who may theretofore have given a proxy shall not have the effect of revoking the same unless such stockholder shall in writing so notify the secretary of the meeting prior to the voting of the proxy. At any meeting of the stockholders, all matters, except as otherwise provided in the Certificate of Incorporation, in these Bylaws or by law, shall be decided by the vote of a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat and thereon. The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. The vote at any meeting of the stockholders on any question need not be by ballot, unless so directed by the chairman of the meeting. On a vote by ballot, each ballot shall be signed by the stockholder voting, or by such stockholder's proxy if there be such proxy, and it shall state the number of shares voted.

        Section 2.07 LIST OF STOCKHOLDERS. The Secretary of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the entire duration thereof, and may be inspected by any stockholder who is present.

        Section 2.08 INSPECTOR OF ELECTION. If at any meeting of the stockholders a vote by written ballot shall be taken on any question, the chairman of such meeting may appoint an inspector or inspectors of election to act with respect to such vote. Each inspector so appointed shall first subscribe an oath faithfully to execute the duties of an inspector at such meeting with strict impartiality and according to the best of his ability. Such inspectors shall decide upon the qualification of the voters and shall report the number of shares represented at the meeting and entitled to vote on such question, shall conduct and accept the votes, and, when the voting is completed, shall ascertain and report the number of shares voted respectively for and against the question. Reports of the inspectors shall be in writing and subscribed and delivered by them to the Secretary of the Corporation. Inspectors need not be stockholders of the Corporation, and any officer of the Corporation may be an inspector on any question other than a vote for or against a proposal in which such stockholder shall have a material interest.

        Section 2.09 ADVANCE NOTICE OF STOCKHOLDER PROPOSALS BEFORE ANY MEETING OF STOCKHOLDERS. To be properly brought before any meeting of stockholders, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors or (c) otherwise properly brought before the meeting by a stockholder. In addition, for business to be properly brought before any meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than fifty (50) days nor more than seventy-five (75) days prior to the meeting; provided, however, that in the event less than sixty (60) days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice or the date of the meeting was mailed or such public disclosure was made. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting: (i) a brief description of the business desired to be brought and the reasons for conducting such business at the meeting, (ii) the name and record address of the stockholder proposing such business and any other stockholders known by such stockholder to be supporting such proposal, (iii) the class and number of shares of the Corporation which are beneficially owned by the stockholder and by any other stockholders known by such stockholder to be supporting such proposal, and (iv) any material or financial interest of the stockholder in such business.

        Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any meeting of the stockholders except in accordance with the procedures set forth in this Section 2.09. The Chairman of the Board of Directors or other presiding officer shall, it the facts warrant, determine and declare at any meeting of the stockholders that business was not properly brought before the meeting in accordance with the provisions of this Section 2.09, and if the Chairman should so determine, shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

        Section 2.10 FIXING DATE FOR DETERMINATION OF STOCKHOLDERS OF RECORD.

              (a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

              (b) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose or any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution related thereto.

                                  ARTICLE III

                               BOARD OF DIRECTORS

        Section 3.01 GENERAL POWERS. The property, business and affairs of the Corporation shall be managed by or under the direction of the Board, which may exercise all of the powers of the Corporation, except such as are by the Certificate of Incorporation, by these Bylaws or by law conferred upon or reserved to the stockholders.

        Section 3.02 NUMBER AND TERM. The authorized number of directors of the Corporation shall be established from time to time by the Board. Until changed by an amendment to this Section 3.02, the authorized number of directors of the Corporation shall be seven (7). Directors need not be stockholders of the Corporation. Each director shall hold office until a successor is elected and qualified or until the director resigns or is removed.

        Section 3.03 ELECTION OF DIRECTORS.

              (a) The directors shall be elected by the stockholders of the Corporation, and at each election the persons receiving the greatest number of votes, up to the number of directors then to be elected, shall be the persons then elected. The election of directors is subject to any provisions contained in the Certificate of Incorporation relating thereto, including any provision for a classified Board of Directors. Each stockholder shall be permitted to vote one vote per share for each director to be elected, however, Shareholders shall not be entitled to cumulate their votes toward the election of any director.

              (b) Nomination of persons for election to the Board of Directors, other than those made by or at the direction of the Board of Directors or by any nominating committee or person appointed by the Board of Directors, shall be made by a stockholder only if timely written notice of such nomination or nominations has been given to the Secretary of the Corporation. To be timely, such notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than fifty (50) days nor more than seventy-five (75) days prior to the annual meeting; provided, however, that in the event that less than sixty (60) days' notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. Each such notice to the Secretary shall set forth: (i) the name and address of record of the stockholder who intends to make the nomination or nominations; (ii) the class and number of shares of capital stock of the Corporation that are beneficially owned by the stockholder and a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

(iii) the name, age, business address and residence address, and principal occupation or employment of each nominee; (iv) the class and number of shares of capital stock of the Corporation that are beneficially owned by each nominee;
(v) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons pursuant to which the nomination or nominations are to be made by the stockholder; (vi) such other information regarding each nominee as would be required to be disclosed and included in a proxy statement pursuant to the proxy rules then in effect promulgated by the Securities and Exchange Commission under Section 14 of the Securities Exchange Act of 1934, as amended; and (vii) the consent of each nominee to serve as a director of the Corporation if so elected. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

        The Board of Directors may reject any nomination by a stockholder not timely made or otherwise not in accordance with the terms of paragraph (b) of this Section 3.03. If the Board of Directors reasonably determines that the information provided in the stockholder's notice does not satisfy the informational requirements of this paragraph (b) in any material respect, the Secretary of the Corporation shall promptly notify such stockholder of the deficiency in writing. The stockholder shall have an opportunity to cure the deficiency by providing additional information to the Secretary within such period of time, not to exceed ten (10) days from the date such deficiency notice is given to the stockholder, as the Board of Directors shall reasonably determine. If the deficiency is not cured within such period, or if the Board of Directors reasonably determines that the additional information provided by the stockholder, together with the information previously provided, does not satisfy the requirements of this paragraph (b) in any material respect, then the Board of Directors may reject such stockholder's nomination. The Secretary of the Corporation shall notify a stockholder in writing whether such stockholder's nomination has been made in accordance with the requirements of this paragraph
(b).

        Section 3.04 RESIGNATION AND REMOVAL. Any director of the Corporation may resign at any time by giving written notice to the Board or to the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein, or, if the time is not specified, it shall take effect immediately upon its receipt; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

        Except as and to the extent provided in the Corporation's Certificate of Incorporation or any resolution or resolutions of the Board incorporated into one or more certificates of designation in accordance with the CCL, any or all of the directors of the Corporation may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of eighty percent (80%) of the outstanding voting stock of the Corporation, voting as a single class.

        Section 3.05 VACANCIES. Except as otherwise provided in the Certificate of Incorporation, any vacancy in the Board, whether because of death, resignation, disqualification, an increase in the number of directors, or any other cause, may be filled by vote of the majority of the remaining directors, although less than a quorum, or by a sole remaining director. Each director so chosen to fill a vacancy shall hold office until such director's successor shall have been elected and shall qualify or until he shall resign or shall have been removed. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of his term of office.

        Upon the resignation of one or more directors from the Board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided hereinabove in the filling of other vacancies.

        Section 3.06 PLACE OF MEETING; TELEPHONE CONFERENCE MEETING. The Board may hold any of its meetings at such place or places within or without the State of Delaware as the Board may from time to time by resolution designate or as shall be designated by the person or persons calling the meeting or in the notice or waiver of notice of any such meeting. Directors may participate in any regular or special meeting of the Board or any meeting of a committee thereof by means of conference telephone or similar communications equipment pursuant to which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

        Section 3.07 FIRST MEETING. The Board shall meet as soon as practicable after each annual election of directors and notice of such first meeting shall not be required.

        Section 3.08 REGULAR MEETINGS. Regular meetings of the Board may be held at such times as the Board shall from time to time by resolution determine. If any day fixed for a meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting shall be held at the same hour and place on the next succeeding business day which is not a legal holiday. Except as provided by law, notice of regular meetings need not be given.

        Section 3.09 SPECIAL MEETINGS. Special meetings of the Board may be called at any time by the Chairman of the Board, the Chief Executive Officer, the President, or by any two (2) directors, to be held at the principal office of the Corporation, or at such other place or places, within or without the State of Delaware, as the person or persons calling the meeting may designate.

        Notice of the time and place of special meetings shall be given to each director either (i) by mailing or otherwise sending to him a written notice of such meeting, charges prepaid, addressed to him at his address as it is shown upon the records of the Corporation, or if it is not so shown on such records or is not readily ascertainable, at the place in which the meetings of the directors are regularly held, at least seventy-two (72) hours prior to the time of the holding of such meeting; or (ii) by orally communicating the time and place of the special meeting to him at least twenty-four (24) hours prior to the time of the holding of such meeting. Either of the notices as above provided shall be due, legal and personal notice to such director.

        Section 3.10 QUORUM AND ACTION. Except as otherwise provided in these Bylaws or by law, the presence of a majority of the authorized number of directors shall be required to constitute a quorum for the transaction of business at any meeting of the Board, and all matters shall be decided at any such meeting, a quorum being present, by the affirmative votes of a majority of the directors present. In the absence of a quorum, a majority of directors present at any meeting may adjourn the same from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given. The directors shall act only as a Board, and the individual directors shall have no power as such.

        Section 3.11 ACTION BY CONSENT. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if a written consent thereto is signed by all members of the Board or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board or such committee. Such action by written consent shall have the same force and effect as the unanimous vote of such directors.

        Section 3.12 COMPENSATION. No stated salary need be paid to directors, as such, for their services but, as fixed from time to time by resolution of the Board, the directors may receive directors' fees, compensation and reimbursement for expenses for attendance at directors' meetings, for serving on committees and for discharging their duties; provided that nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

        Section 3.13 COMMITTEES. The Board may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and provided in the resolution of the Board establishing such committees, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation (except as provided by law), adopting agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders the dissolution of the Corporation or revocation of a dissolution, or amending these Bylaws; and unless the resolution of the Board expressly so provides, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock or to adopt a certificate of ownership and merger.

        Unless the Board otherwise provides, each committee designated by the Board may make, alter and repeal rules for conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board conducts its business pursuant to these Bylaws. Any such committee shall keep written minutes of its meetings and report the same to the Board when required.

        Section 3.14 OFFICERS OF THE BOARD. The Board shall have a Chairman of the Board and may, at the discretion of the Board, have a Vice Chairman. The Chairman of the Board or the Vice Chairman shall be appointed from time to time by the Board and shall have such powers and duties as shall be designated by the Board or as prescribed in these Bylaws. The Chairman of the Board shall preside at the meetings of the Board and of the stockholders, provided that, at the Chairman's option, the Chairman may delegate these duties, or either of them, to the Chief Executive Officer.

                                   ARTICLE IV

                                    OFFICERS

        Section 4.01 OFFICERS. The officers of the Corporation shall be a Chairman of the Board, a President, a Secretary and a Chief Financial Officer. The Corporation may also have, at the discretion of the Board, a Chief Executive Officer, one or more Vice Presidents (including Senior, Executive and Assistant Vice Presidents), one or more Assistant Secretaries, and such other officers as may be appointed in accordance with the provisions of Section 4.03 of these Bylaws. One person may hold two or more offices, except that the Secretary may not also hold the office of President or Chief Executive Officer. The salaries of all officers of the Corporation shall be fixed from time to time by the Board.

        Section 4.02 ELECTION AND TERM. The officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section
4.03 or Section 4.05 of these Bylaws, shall be chosen annually by the Board, and each shall hold his office until he shall resign or shall be removed or otherwise disqualified to serve, or until his successor shall be elected and qualified.

        Section 4.03 SUBORDINATE OFFICERS. The Board may appoint, or may authorize the Chief Executive Officer to appoint, any officers at the level of Vice President and less senior, and such other officers as the business of the Corporation may require, each of whom shall have such authority and perform such duties as are provided in these Bylaws or as the Board or the Chief Executive Officer from time to time may specify, and shall hold office until he shall resign or shall be removed or otherwise disqualified to serve.

        Section 4.04 REMOVAL AND RESIGNATION. Any officer may be removed, with or without cause, by a majority of the directors at the time in office, at any regular or special meeting of the Board, or, except in case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board.

        Any officer may resign at any time by giving written notice to the Board, the Chairman of the Board, the President or the Secretary of the Corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

        Section 4.05 VACANCIES. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these Bylaws for the regular appointments to such office.

        Section 4.06 CHIEF EXECUTIVE OFFICER. The Chief Executive Officer of the Corporation, if any, shall, subject to the control of the Board, have general supervision, direction and control of the business and affairs of the Corporation. The Chief Executive Officer shall have the general powers and duties of management usually vested in the chief executive officer of a corporation, and shall have such other powers and duties with respect to the administration of the business and affairs of the Corporation as may from time to time be assigned to such officer by the Board or as prescribed by these Bylaws. In the absence or disability of the President, the Chief Executive Officer, in addition to such officer's assigned duties and powers, shall perform all the duties of the President and when so acting shall have all the powers and be subject to all the restrictions upon the President.

        Section 4.07 PRESIDENT. The President shall exercise and perform such powers and duties with respect to the administration of the business and the affairs of the Corporation as may from time to time be assigned to the President by the Chief Executive Officer (unless the President is also the Chief Executive Officer) or by the Board or as is prescribed in these Bylaws. In the absence or disability of the Chief Executive Officer, the President shall perform all of the duties of the Chief Executive Officer and when so acting shall have all the powers and be subject to all of the restrictions upon the Chief Executive Officer.

        Section 4.08 VICE PRESIDENT. The Vice President(s), if any, shall exercise and perform such powers and duties with respect to the administration of the business and affairs of the Corporation as from time to time may be assigned to each of them by the President, the Chief Executive Officer, the Board or as is prescribed by these Bylaws. In the absence or disability of both the Chief Executive Officer and the President or as may be directed by the Board from time to time, the Vice Presidents, in order of their rank as fixed by the Board, or if not ranked, the Vice President designated by the Board, shall perform all of the duties of the President and when so acting shall have all of the powers of and be subject to all the restrictions upon the President.

        Section 4.09 SECRETARY. The Secretary shall keep, or cause to be kept, a book of minutes at the principal office for the transaction of the business of the Corporation, or such other place as the Board may order, of all meetings of directors and stockholders, with the time and place of holding, whether regular or special, and if special, how authorized and the notice thereof given, the names of those present at directors' meetings, the number of shares present or represented at stockholders' meetings and the proceedings thereof.

        The Secretary shall keep, or cause to be kept, at the principal office for the transaction of the business of the Corporation or at the office of the Corporation's transfer agent, a share register, or a duplicate share register, showing the names of the stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

        The Secretary shall give, or cause to be given, notice of all the meetings of the stockholders and of the Board required by these Bylaws or by law to be given, and he shall keep the seal of the Corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board or these Bylaws. If for any reason the Secretary shall fail to give notice of any special meeting of the Board called by one or more of the persons identified in Section 3.09 of these Bylaws, or if the Secretary shall fail to give notice of any special meeting of the stockholders called by one or more of the persons identified in Section 2.02 of these Bylaws, then any such person or persons may give notice of any such special meeting.

        Section 4.10 CHIEF FINANCIAL OFFICER. The Chief Financial Officer shall keep and maintain or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus and shares. Any surplus, including earned surplus, paid in surplus and surplus arising from a reduction of capital, shall be classified according to source and shown in a separate account. The books of account at all reasonable times shall be open to inspection by any director.

        The Chief Financial Officer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board. The Chief Financial Officer shall disburse the funds of the Corporation as may be ordered by the Board, shall render to the President, to the Chief Executive Officer and to the directors, whenever they request it, an account of all of such officer's transactions as Chief

Financial Officer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board or these Bylaws.

                                   ARTICLE V

                 CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.

        Section 5.01 EXECUTION OF CONTRACTS. The Board, except as otherwise provided in these Bylaws, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name and on behalf of the Corporation, and such authority may be general or confined to specific instances; and unless so authorized by the Board or by these Bylaws, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or in any amount.

        Section 5.02 CHECKS, DRAFTS, ETC. All checks, drafts or other orders for payment of money, notes or other evidence of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board. Each such person shall give such bond, if any, as the Board may require.

        Section 5.03 DEPOSIT. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board may select, or as may be selected by any officer or officers, assistant or assistants, agent or agents, attorney or attorneys, of the Corporation to whom such power shall have been delegated by the Board. For the purpose of deposit and for the purpose of collection for the account of the Corporation, the President, the Chief Executive Officer, any Vice President or the Chief Financial Officer (or any other officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation who shall be determined by the Board from time to time) may endorse, assign and deliver checks, drafts and other orders for the payment of money which are payable to the order of the Corporation.

        Section 5.04 GENERAL AND SPECIAL BANK ACCOUNTS. The Board from time to time may authorize the opening and keeping of general and special bank accounts with such banks, trust companies or other depositories as the Board may select or as may be selected by an officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.


                                   ARTICLE VI

                            SHARES AND THEIR TRANSFER

        Section 6.01 CERTIFICATES FOR STOCK. Every owner of stock of the Corporation shall be entitled to have a certificate or certificates, in such form as the Board shall prescribe, certifying the number and class of shares of the stock of the Corporation owned by him. The certificates representing shares of such stock shall be numbered in the order in which they shall be issued and shall be signed in the name of the Corporation by the Chairman of the Board, the President or a Vice President and by the Secretary or an Assistant Secretary or by the Chief Financial Officer. Any or all of the signatures on the certificates may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon any such certificate shall thereafter have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may nevertheless be issued by the Corporation with the same effect as though the person who signed such certificate, or whose facsimile signature shall have been placed thereupon, were such officer, transfer agent or registrar at the date of issue. A record shall be kept of the respective names of the persons, firms or corporations owning the stock represented by such certificates, the number and class of shares represented by such certificates, respectively, and the respective dates thereof, and in case of cancellation, the respective dates of cancellation. Every certificate surrendered to the Corporation for exchange or transfer shall be cancelled, and no new certificate or certificates shall be issued in exchange for any existing certificate until such existing certificate shall have been so cancelled, except in cases provided for in Section 6.04 of these Bylaws.

        Section 6.02 TRANSFER OF STOCK. Transfer of shares of stock of the Corporation shall be made only on the books of the Corporation by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary, or with a transfer clerk or a transfer agent appointed as provided in Section 6.03 of these Bylaws, and upon surrender of the certificate or certificates for such shares properly endorsed and the payment of all taxes thereon. The person in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation. Whenever any transfer of shares shall be made for collateral security, and not absolutely, such fact shall be stated expressly in the entry of transfer if, when the certificate or certificates shall be presented to the Corporation for transfer, both the transferor and the transferee request the Corporation to do so.

        Section 6.03 REGULATIONS. The Board may make such rules and regulations as it may deem expedient, not inconsistent with these Bylaws, concerning the issue, transfer and registration of certificates for shares of the stock of the Corporation. The Board may appoint, or authorize any officer or officers to appoint, one or more transfer clerks or one or more transfer agents and one or more registrars, and may require all certificates for stock to bear the signature or signatures of any of them.

        Section 6.04 LOST, STOLEN, DESTROYED AND MUTILATED CERTIFICATES. In any case of loss, theft, destruction, or mutilation of any certificate of stock, another may be issued in its place upon proof of such loss, theft, destruction, or mutilation and upon the giving of a bond of indemnity to the Corporation in such form and in such sums as the Board may direct; provided, however, that a new certificate may be issued without requiring any bond when, in the judgment of the Board, it is proper to do so.

        Section 6.05 REPRESENTATION OF SHARES OF OTHER CORPORATIONS. The President or any Vice President and the Secretary or any Assistant Secretary of this Corporation are authorized to vote, represent and exercise on behalf of this Corporation all rights incident to all shares of any other corporation or corporations standing in the name of this

Corporation. The authority herein granted to said officers to vote or represent on behalf of this Corporation any and all shares held by this Corporation in any other corporation or corporations may be exercised either by such officers in person or by any person authorized so to do by proxy or power of attorney duly executed by said officers.


                                  ARTICLE VII

                                 INDEMNIFICATION

        Section 7.01 ACTIONS OTHER THAN BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or as a member of any committee or similar body, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, that he had reasonable cause to believe that such person's conduct was unlawful.

        Section 7.02 ACTIONS BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or as a member of any committee or similar body, against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

        Section 7.03 DETERMINATION OF RIGHT OF INDEMNIFICATION. Any indemnification under Section 7.01 or 7.02 of these Bylaws (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth in Sections 7.01 and 7.02 of these Bylaws. Such determination shall be made (i) by the Board by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders.

        Section 7.04 INDEMNIFICATION AGAINST EXPENSES OF SUCCESSFUL PARTY. Notwithstanding the other provisions of this Article VII, to the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 7.01 or 7.02 of these Bylaws, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case under Section 7.03 of these Bylaws.

        Section 7.05 ADVANCE OF EXPENSES. Expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board upon receipt of an undertaking by or on behalf of the director or officer, to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article VII. Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board deems appropriate.

        Section 7.06 OTHER RIGHTS AND REMEDIES. The indemnification and advancement of expenses provided by, or granted pursuant to, the other Sections of this Article VII shall not be deemed exclusive and are declared expressly to be nonexclusive of any other rights to which those seeking indemnification or advancements of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

        Section 7.07 INSURANCE. Upon resolution passed by the Board, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partner-ship, joint venture, trust or other enterprise or as a member of any committee or similar body against any liabi-lity asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article VII.

        Section 7.08 CONSTITUENT CORPORATIONS. For the purposes of this Article VII, references to "the Corp-oration" include in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or as a member of any committee or similar body shall stand in the same position under the provisions of this Article VII with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

        Section 7.09 EMPLOYEE BENEFIT PLANS. For the purposes of this Article VII, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article VII.

        Section 7.10 BROADEST LAWFUL INDEMNIFICATION. In addition to the foregoing, the Corporation shall, to the broadest and maximum extent permitted by Delaware law, as the same exists from time to time (but, in case of any amendment to or change in Delaware law, only to the extent that such amendment or change permits the Corporation to provide broader rights of indemnification than is permitted to the Corporation prior to such amendment or change), indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving a the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding. In addition, the Corporation shall, to the broadest and maximum extent permitted by Delaware law, as the same may exist from time to time (but, in case of any amendment to or change in Delaware law, only to the extent that such amendment or change permits the Corporation to provide broader rights of payment of expenses incurred in advance of the final disposition of an action, suit or proceeding than is permitted to the Corporation prior to such amendment or change), pay to such person any and all expenses (including attorneys' fees) incurred in defending or settling any such action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer, to repay such amount if it shall ultimately be determined by a final judgment or other final adjudication that such person is not entitled to be indemnified by the Corporation as authorized in this Section 7.10. The first sentence of this Section 7.10 to the contrary notwithstanding, the Corporation shall not indemnify any such person with respect to any of the following matters: (i) remuneration paid to such person if it shall be determined by a final judgment or other final adjudication that such remuneration was in violation of law; or (ii) any accounting of profits made from the purchase or sale by such person of the Corporation's securities within the meaning of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law; or (iii) actions brought about or contributed to by the dishonesty of such person, if a final judgment or other final adjudication adverse to such person establishes that acts of active and deliberate dishonesty were committed or attempted by such person with actual dishonest purpose and intent and were material to the adjudication; or (iv) actions based on or attributable to such person having gained any personal profit or advantage to which such person was not entitled, in the event that a final judgment or other final adjudication adverse to such person establishes that such person in fact gained such personal profit or other advantage to which such person was not entitled; or (v) any matter in respect of which a final decision by a court with competent jurisdiction shall determine that indemnification is unlawful; provided, however, that the Corporation shall perform its obligations under the second sentence of this Section 7.10 on behalf of such person until such time as it shall be ultimately determined by a final judgment or other final adjudication that such person is not entitled to be indemnified by the

Corporation as authorized by the first sentence of this Section 7.10 by virtue of any of the preceding clauses (i), (ii), (iii), (iv) or (v).

        Section 7.11 TERM. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

        Section 7.12 SEVERABILITY. If any part of this Article VII shall be found, in any action, suit or proceeding or appeal therefrom or in any other circumstances or as to any particular officer, director, employee or agent to be unenforceable, ineffective or invalid for any reason, the enforceability, effect and validity of the remaining parts or of such parts in other circumstances shall not be affected, except as otherwise required by applicable law.

        Section 7.13 AMENDMENTS. The foregoing provisions of this Article VII shall be deemed to constitute an agreement between the Corporation and each of the persons entitled to indemnification hereunder, for as long as such provisions remain in effect. Any amendment to the foregoing provisions of this
Article VII which limits or otherwise adversely affects the scope of indemnification or rights of any such persons hereunder shall, as to such persons, apply only to claims arising, or causes of action based on actions or events occurring, after such amendment and delivery of notice of such amendment is given to the person or persons so affected. Until notice of such amendment is given to the person or persons whose rights hereunder are adversely affected, such amendment shall have no effect on such rights of such persons hereunder. Any person entitled to indemnification under the foregoing provisions of this
Article VII shall, as to any act or omission occurring prior to the date of receipt of such notice, be entitled to indemnification to the same extent as had such provisions continued as Bylaws of the Corporation without such amendment.

                                  ARTICLE VIII

                                  MISCELLANEOUS

        Section 8.01 SEAL. The Board shall provide a corporate seal, which shall be in the form of a circle and shall bear the name of the Corporation and words and figures showing that the Corporation was incorporated in the State of Delaware and showing the year of incorporation.

        Section 8.02 WAIVER OF NOTICES. Whenever notice is required to be given under any provision of these Bylaws, the Certificate of Incorporation or by law, a written waiver, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when a person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice unless required by the Certificate of Incorporation. All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting.

        Section 8.03 LOANS AND GUARANTIES. The Corporation may lend money to, or guarantee any obligation of, and otherwise assist any officer or other employee of the Corporation or of its subsidiaries, including any officer who is a director, whenever, in the judgment of the Board, such loan, guaranty or assistance may reasonably be expected to benefit the Corporation. The loan, guaranty, or other assistance may be with or without interest, and may be unsecured or secured in such manner as the Board shall approve, including, without limitation, a pledge of shares of stock of the Corporation.

        Section 8.04 GENDER. All personal pronouns used in these Bylaws shall include the other genders, whether used in the masculine, feminine or neuter gender, and the singular shall include the plural, and vice versa, whenever and as often as may be appropriate.

        Section 8.05 AMENDMENTS. These Bylaws, or any of them, may be rescinded, altered, amended or repealed, and new Bylaws may be made (i) by the Board of Directors, by vote of a majority of the number of directors then in office as directors, acting at any meeting of the Board of Directors, or (ii) by the stockholders, by the vote of the holders of eighty (80%) percent of the outstanding voting stock of the Corporation, at any annual or special meeting of stockholders, provided that notice of such proposed amendment, modification, repeal or adoption is given in the notice of the annual or special meeting; provided, however, that these Bylaws can only be amended if such amendment would not conflict with the Certificate of Incorporation. Any Bylaw made or altered by the requisite number of stockholders may be altered or repealed by the Board of Directors or may be altered or repealed by the requisite number of stockholder.

                                 WRITTEN CONSENT

                                       OF

                                  INCORPORATOR

                                       OF

                    CATALINA MARKETING (DELAWARE) CORPORATION

                             a Delaware corporation


        The undersigned, being the sole Incorporator of Catalina Marketing (Delaware) Corporation, a Delaware corporation, takes the following action by written consent in accordance with Section 108(c) of the Delaware General Corporation Law.


        RESOLVED, that Michael R. O'Brien be, and he hereby is, elected initial director of this corporation.

        RESOLVED FURTHER, that the Incorporator of this corporation shall have no further rights, duties or obligations in connection with this corporation.




DATED: January 27, 1992.



                                     /s/Mary P. Gray
                                     -------------------------------------
                                     Mary P. Gray, Incorporator

                                 WRITTEN CONSENT

                                     OF THE

                                  SOLE DIRECTOR

                                       OF

                    CATALINA MARKETING (DELAWARE) CORPORATION

                             a Delaware corporation


        The undersigned, being the sole director of this corporation, duly elected by the Incorporator in accordance with Section 108 (c) of the Delaware General Corporation Law, takes the following action by his Written Consent:


BYLAWS


                WHEREAS, a form of Bylaws has been presented to the sole director for approval.

                RESOLVED, that the Bylaws be, and they hereby are, adopted as the Bylaws of this corporation;


                RESOLVED FURTHER, that the Bylaws be authenticated as such by a Certificate of the Secretary of this corporation and inserted as so certified in the corporate minute book, and that a copy of said Bylaws similarly certified be kept at the principal office for the transaction of business of this corporation.


ELECTION OF DIRECTORS

                WHEREAS, according to the Bylaws of the corporation, the Board of Directors consists of seven (7) directors;

                WHEREAS, six vacancies exist on the Board of Directors; and

                WHEREAS, pursuant to Section 223 of the General Corporation Law of the State of Delaware, the sole director can elect additional directors in order to fill the vacancies.


                RESOLVED, that the individuals listed below be, and each of them hereby is, elected to fill the vacancies on the Board of Directors:

                    Tommy D. Greer
                    Stephen J. Clearman
                    Stephen I. D'Agostino
                    Thomas Mendell
                    Michael C. Scroggie
                    Dianne C. Walker


                IN WITNESS WHEREOF, the undersigned has executed this Written Consent dated as of the 28 day of January, 1992.





                                   /s/Michael O'Brien
                                   ----------------------------------
                                   Michael O'Brien, Sole Director



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